Exhibit 99.1

News Release

CONTACT:	Jim Eglseder (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-8424	December 3, 2015
Larry Magnesen (Media)
(513) 534-8055

Fifth Third Bancorp Announces Expected Impact of Vantiv Share Sale and Warrant Actions

On December 2, 2015, Vantiv, Inc. (NYSE: VNTV) conducted a secondary offering of 13.4 million shares of its Class A Common Stock on behalf of Fifth Third (Nasdaq: FITB). The offering was the culmination of a three-step process detailed below that included 1) the partial cancellation of the warrant held by Fifth Third to purchase additional ownership in Vantiv Holding, LLC for a $200 million cash payment; 2) the net exercise of a portion of the remaining warrant for 5.4 million Class C units; and 3) the exchange of these 5.4 million Class C units and 8 million Class B units for the 13.4 million shares of Vantiv, Inc. Class A Common Stock included in the secondary offering. Each of these transactions is more fully described below.

During the fourth quarter, Fifth Third expects to recognize a pre-tax gain of approximately $419 million (approximately $273 million after tax) related to the ownership interests included in these transactions.

These transactions are in line with Fifth Third’s goal of monetizing the remaining portion of its stake in Vantiv over time.

Partial cancellation and net exercise of the warrant

Fifth Third agreed to cancel rights to purchase approximately 4.8 million Class C units in Vantiv Holding, LLC, the wholly-owned principal operating subsidiary of Vantiv, Inc., underlying the warrant (or approximately 24% of the original warrant units) in exchange for a cash payment of $200 million.

Subsequent to this cancellation, Fifth Third exercised its right to purchase approximately 7.8 million Class C units underlying the warrant (or approximately 38% of the original warrant units) at the $15.98 strike price. This exercise was settled on a net basis for approximately 5.4 million Class C units, which were then exchanged for approximately 5.4 million shares of Vantiv Inc. Class A Common Stock that were sold in the secondary offering.

Fifth Third expects to recognize a pre-tax gain of approximately $89 million (approximately $58 million after tax) on the 62% of the warrant that was settled or net exercised. This does not include any mark-to-market gains or losses on the remaining warrant position that will be recorded at the end of the quarter.

After these transactions, Fifth Third will continue to have the right to purchase approximately 7.8 million Class C units in Vantiv Holding, LLC that are exchangeable on a one-for-one basis for Vantiv Inc. Class A common stock. The remaining warrant position will continue to be marked to fair value on a quarterly basis through Fifth Third’s income statement.

Class B unit sale

Fifth Third exchanged 8 million Class B units of Vantiv Holding, LLC for 8 million Class A shares in Vantiv Inc., which were also sold in the secondary offering, and on which Fifth Third expects to recognize a pre-tax gain of approximately $330 million (approximately $215 million after-tax). Fifth Third’s share in Vantiv’s earnings will continue to be accounted for under the equity method and will reflect the reduced ownership position.

Under its current capital plan for which we received a non-objection from the Federal Reserve in March 2015, Fifth Third may repurchase shares of Fifth Third common stock in an amount up to any after-tax gains realized from the sale of Vantiv Class B units.

Upon the completion of the foregoing transactions, Fifth Third will beneficially own approximately 18.3% of Vantiv’s equity through its ownership of approximately 35 million Class B units of Vantiv Holding, LLC. In addition, Fifth Third will no longer have consent rights that require its approval for certain significant matters related to Vantiv, Inc. and/or its subsidiaries.

Forward Looking Statements

This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may arise during the company’s close process or as a result of subsequent events that would require the company to make adjustments to the financial information contained herein.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and

Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

3